Exhibit 99.1


      Certification of Chief Executive Officer and Chief Financial Officer

Pursuant to 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Calprop Corporation (the "Company") hereby certifies, to his knowledge, that:

(i) the Annual Report on Form 10-K (the "Report") of the Company for the year ended December 31, 2002 (the "Report")fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 6, 2003 (effective as of March 28, 2003)


                                        /s/ Victor Zaccaglin
                                        ----------------------------------------
                                        Victor Zaccaglin
                                        Chairman of the Board
                                        Chief Executive Officer


Pursuant to 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Calprop Corporation (the "Company") hereby certifies, to his knowledge, that:

(i) the Annual Report on Form 10-K (the "Report") of the Company for the year ended December 31, 2002 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 6, 2003 (effective as of March 28, 2003)


                                        /s/ Mark F. Spiro
                                        ----------------------------------------
                                        Mark F. Spiro
                                        VicePresident/Secretary/Treasurer
                                        (Chief Financial and Accounting Officer)